Exhibit 99.3

Frequently Asked Questions

Analog Devices Acquisition of Hittite

June 9, 2014

Q: What was announced today?

A: Hittite and ADI jointly announced that ADI plans to acquire our company for $78 per share. When this acquisition closes, which is planned for late July 2014, our employees, products, and customers will become part of ADI. We believe that together we can accelerate our revenue growth within the business-to-business markets we target. ADI is a leader in high performance signal processing with operations throughout the world, and with several thousand employees in Massachusetts, where the company is headquartered. Our leadership in high performance radio frequency (RF), microwave, and millimeter wave technology complements ADI’s own high performance RF portfolio. Like us, ADI has been dedicated to solving its customers’ toughest technical challenges since the company was founded in 1965.

Q: Will I still have a job?

A: ADI has stated that the acquisition is focused on growing ADI and Hittite’s capability in RF, microwave, and millimeter wave technologies, as well as expanding our presence in communications infrastructure, test and measurement, automotive, and military/aerospace. ADI has indicated that they are very excited about the key talent that we provide and that they look forward to having our employees join the ADI family.

There are some areas where we will have overlaps between the two organizations and we will be working together to determine the best way to perform these tasks. Fortunately we run a very lean organization so we hope to minimize any job loss and we think there are opportunities for redirection. We will gain a clearer understanding of this as we work through the integration process and will communicate updates as soon as we have additional information. Where jobs are eliminated employees will have the opportunity to be considered for any opening within ADI and will be eligible for generous separation benefits.

Q: Who will I report to?

A: Until the closing occurs, both companies will continue to operate independently conducting business as we do today. After closing, ADI will be establishing a new RF Business Unit combining the capabilities of both Hittite and the ADI RF Group. This new Business Unit will report to me, Rick Hess, and I will report to the ADI Product and Technology Group led by Dick Meaney. We expect most other reporting relationships to remain unchanged.

Q: Will any offices or facilities be closed or expanded as a result of the acquisition?

A: Until the closing occurs, ADI and Hittite will continue to operate as independent companies conducting business as we do today. ADI has stated that it has acquired Hittite for its talented workforce and we plan to work with ADI management to ensure that our work is not disrupted. We will communicate any decisions that may be made in consultation between our two companies.

Q: Will I have to relocate?

A: There are no current plans for relocations

Q: Will my pay change?

A: No. Employees will continue to be paid the same base salary and will continue to be eligible for awards consistent with current practices.

Q: What will happen to my benefits?

A: Most benefits will remain unchanged through the end of the calendar year. Beginning in 2015, we expect to move employees to ADI’s benefits plans. In the coming weeks, we will provide each employee with a detailed outline of ADI’s programs, which provide similar coverage to what you have today.

Q: Will there be any immediate changes to benefits?

A: After closing, we will be moving employees to ADI’s retirement savings plan in the US. The key benefit of this change will be a 5% company contribution and an additional 3% that can be provided as a match to employee contributions. In addition employees will immediately vest in the matching funds contributed by Hittite. The combined opportunity of 8% is a significant improvement that we wanted to make available immediately after the close.

Q: How does the transaction impact equity award and related plans?

A: The transaction increases the value to employees of their equity awards. In substitution for unvested restricted stock and restricted stock unit awards, employees will receive ADI equity with value established by the $78 per share offer price and a vesting schedule that is consistent with your current awards. Employees will be provided with a detailed statement about any outstanding stock awards prior to closing.

Q: What are the product and organizational integration plans?

A: At this time, we are planning to combine all of our products and ADI’s RF Group’s products into an RF Business Unit reporting to me, Rick Hess. Our sales, manufacturing, and other operations will become part of ADI’s existing organizations. Beyond this, we do not expect reporting relationships to change until the teams learn more about one another’s processes, talents, and aspirations.

Q: Who should I contact if I have questions?

A: If you have questions, please contact your vice president or manager.

Important Additional Information Will Be Filed with the Securities and Exchange Commission This document is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of Hittite Microwave Corporation (“Hittite”). At the time Analog Devices, Inc. (“ADI”) commences its offer to purchase shares of Hittite common stock (the “Offer”), ADI will file with the Securities and Exchange Commission (“SEC”) and mail to Hittite stockholders a Tender Offer Statement and Hittite will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement in connection with the Offer. These documents will contain important information about ADI, Hittite, the Offer and other related matters. Investors and security holders are urged to read each of these documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by ADI and Hittite through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from ADI by contacting ADI’s Director of Investor Relations at Analog Devices, Inc., One Technology Way, Norwood, Massachusetts 02062; telephone: 781-461-3282 or by contacting Hittite’s Chief Financial Officer at Hittite Microwave Corporation, 2 Elizabeth Drive Chelmsford, Massachusetts 01824; telephone: 978-250-3343.

Forward-Looking Statements

This document contains forward-looking statements, which address a variety of subjects including, for example, the expected timetable for the closing of the transaction between ADI and Hittite, the expected benefits and synergies of the transaction and the impact of the transaction on Hittite’s employees. Statements that are not historical facts, including statements about ADI’s beliefs and expectations, are forward-looking statements. Such statements are based on ADI’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in these forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the closing of the transaction is subject to the tender of shares by Hittite stockholders representing at least a majority of the outstanding shares (assuming that shares issuable in respect of vested Hittite restricted stock units and options are outstanding); the receipt of regulatory approvals, and other closing conditions, the non-satisfaction of which may delay or prevent the closing of the transaction; the transaction may involve unexpected costs; the expected benefits of the transaction may not be achieved in a timely manner, or at all; Hittite’s business may not be successfully integrated with ADI’s following the closing; and disruption from the transaction may adversely affect Hittite’s relationships with its customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both ADI’s and Hittite’s filings with the SEC, including the risk factors contained in each of ADI’s and Hittite’s most recent Quarterly Reports on Form 10-Q. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, ADI does not undertake any obligation to update forward-looking statements made by it.